CONSULTING GROUP CAPITAL MARKETS FUNDS (the “TRUST”)

LARGE CAPITALIZATION GROWTH INVESTMENTS
LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS
SMALL CAPITALIZATION GROWTH INVESTMENTS
SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS
INTERNATIONAL EQUITY INVESTMENTS
EMERGING MARKETS EQUITY INVESTMENTS
CORE FIXED INCOME INVESTMENTS
HIGH YIELD INVESTMENTS
INTERNATIONAL FIXED INCOME INVESTMENTS
MUNICIPAL BOND INVESTMENTS
MONEY MARKET INVESTMENTS
(collectively, the “Funds”)

SUPPLEMENT DATED OCTOBER 3, 2008
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 2, 2008

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus or Statement of Additional Information.

ALL FUNDS

Effective September 3, 2008, the following individual is added to the “Independent Trustees” segment of the “Trustees and Executive Officers of the Trust” section on page 2.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
INDEPENDENT TRUSTEES
Adela Cepeda c/o The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1958	Trustee	Since 2008	President, A.C. Advisory, Inc. (1995-present)	11	Director, Amalgamated Bank of Chicago; Trustee, MGI Funds (Mercer); Trustee, UBS Funds; Director, Ft. Dearborn Income Securities

Effective June 30, 2008, for the purposes of revising information about existing trustees and officers of the Trust, the following replaces the “Interested Trustees” and “Officers” segments of the “ Trustees and Executive Officers of the Trust” section beginning on page 4 of the SAI..

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
INTERESTED TRUSTEES
Laurie A. Hesslein Citigroup Global Markets Inc. (“CGM”) 787 Seventh Ave., 15th Floor New York, NY 10019 Birthdate: 1959	Trustee	Since 2006	Managing Director, Productivity Improvement and Re-engineering, Citigroup, Inc. (2008-present), Managing Director, Chief Administrative Officer, Private Client Group, Citi Smith Barney (2004-2008); Managing Director, Investment Products, Private Client Group, Smith Barney (2003-2006); Director and member of the Audit Committee, CitiStreet, Retirement Plan Record Keeper (2002-present); Interested Director, Vice President of a 501(c)(3) public charity which hosts Citi Impact Funding Trust (Citi GIFT), a donor-advised fund (2000-current).	11	None

W. Thomas Matthews CGM 453 Banks Mill Road SE Aiken, SC 29801 Birthdate: 1949	Trustee	Since 2006	Retired; Advisor, Smith Barney (2005- 2007); previously President and Chief Executive Officer, Smith Barney (2002-2005).	11	None
OFFICERS
James J. Tracy CGM 787 Seventh Avenue, 15th Floor New York, NY 10019 Birthdate: 1957	Chief Executive Officer and President	Since 2007
Executive Vice President and Director of Business Development for Citi Global Wealth Management and the Director of Smith Barney’s Investment Advisory Services, oversees the Consulting Group, Portfolio Management Group, Smith Barney Advisor Program and Citi Institutional Consulting (2008-present); previously Great Lakes Regional Director, Smith Barney Private Client Group (2000-2006).
				N/A	N/A

James F. Walker CGM 787 Seventh Avenue, 32nd Floor New York, NY 10019 Birthdate: 1963	Chief Financial Officer and Treasurer	Since 2007
Managing Director, CGM; Chief Operating Officer, Investment Advisory Services, Smith Barney (2006-present); previously Chief Administrative Officer, Merrill Lynch Global Private Client group since prior to 2002.
				N/A	N/A

Paul F. Gallagher The Consulting Group 222 Delaware Avenue 7th Floor Wilmington, DE 19801 Birthdate: 1959	Chief Legal Officer and Secretary	Since 2007
Director and Associate General Counsel, CGM (2006-present); previously Senior Vice President and General Counsel, ICMA Retirement Corporation (2004-2006); Vice President and General Counsel, ICMA Retirement Corporation (1998-2003).
				N/A	N/A

Dominic Maurillo CGM 787 Seventh Avenue, 32nd Floor New York, NY 10019 Birthdate: 1967	Chief Operating Officer	Since 2007	First Vice President, CGM (2007-present); previously Senior Vice President for D.F. King & Co., Inc. (1994-2007).	N/A	N/A

Steven Hartstein CGM 485 Lexington Ave. New York, NY 10017 Birthdate: 1963	Chief Compliance Officer	Since 2006
Director, CGM and Assistant Director, Investment Advisory Services Compliance, Smith Barney (2008-present); previously Senior Vice President, CGM and Assistant Director, Investment Advisory Services Compliance, Smith Barney (2006-2007); Senior Compliance Officer, Mercer Investment Consulting and Mercer Global Investments (2004-2006); Director and Senior Compliance Officer, UBS Global Asset Management (2002-2004).
				N/A	N/A

Carmen Z. Menendez- Puerto CGM 485 Lexington Ave. New York, NY 10017 Birthdate: 1961	Chief Anti-Money Laundering Compliance Officer	Since 2006
Managing Director, CGM (2007-present); Director, Smith Barney Anti-Money Laundering program (2005-present); previously Director, CGM (2005-2006); Senior Vice President, CGM (2003-2004), First Vice President, Citibank Global Relationship Bank (2002-2003); Director, Smith Barney Equity Research Compliance (2003-2005).
				N/A	N/A

Israel Grafstein CGM 485 Lexington Ave. New York, NY 10017 Birthdate: 1974	Assistant Secretary	Since 2006
Senior Vice President and Associate General Counsel, CGM (2008-present); previously First Vice President and Associate General Counsel, CGM (2006-2007); Legal Counsel, Credit Suisse Asset Management (2005); Associate at Herrick, Feinstein LLP (2004-2005); Regulatory Attorney, State of New Jersey Attorney General’s Office (2003-2004).
				N/A	N/A

LeRoy T. Pease III The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1958	Vice President and Investment Officer	Since 1996	Senior Vice President, CGM.	N/A	N/A

Mark C. Kennard The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1958	Vice President and Investment Officer	Since 2004	Senior Vice President, CGM; previously Strategy Analyst, Smith Barney (1992-2007).	N/A	N/A

Stephen M. Hagan The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1968	Investment Officer	Since 1997	Director, CGM (2008-present); previously Senior Vice President, CGM (2006-2007); First Vice President, CGM (2002-2005).	N/A	N/A

Jay T. Shearon The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1972	Investment Officer	Since 2007	Vice President, CGM (2005-present); previously Assistant Vice President (2000-2005).	N/A	N/A

Robert Seidel The Consulting Group 100 Light Street 4th Floor Baltimore, MD 21202 Birthdate: 1975	Investment Officer	Since 2007	First Vice President, CGM (2006-present); previously Vice President, Legg Mason (1997-2006).	N/A	N/A

Effective immediately, the sentence regarding counsel to the Trust under “COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM” on page 52 of the Statement of Additional Information is deleted. References to the counsel to Independent Trustees and independent registered public accounting firm remain unchanged.

LARGE CAPITALIZATION GROWTH INVESTMENTS and LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS

Effective June 16, 2008, the following replaces the first sentence of the second paragraph under “Foreign Securities” on page 26 of the Statement of Additional Information:

Large Capitalization Growth Investments and Large Capitalization Value Equity Investments may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market.  Small Capitalization Growth Investments and Small Capitalization Value Equity Investments may invest up to 10% of their assets in foreign securities, including emerging market securities.

INTERNATIONAL EQUITY INVESTMENTS (the “Portfolio”)

On May 27, 2008, the Trust’s Board of Trustees approved the hiring of Thornburg Investment Management, Inc. (“Thornburg”) as an investment sub-adviser to the Portfolio and approved the termination of Brandywine Global Investment Management, LLC as a subadviser to the Portfolio.

Effective June 16, 2008, information pertaining to Brandywine Global Investment Management, LLC and its management of a portion of the Portfolio is deleted from the Statement of Additional Information.

Effective June 16, 2008, the following is added to the section entitled, “Portfolio Manager Disclosure” on page 58 of the Statement of Additional Information:

Portfolio Manager(s)— Thornburg Investment Management, Inc.	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
International Equity Investments, as of April 30, 2008

William V. Fries	17 registered investment companies with $26.8 billion	14 other pooled vehicles with $2 billion	12,601 other accounts with $12 billion
Wendy Trevisani	9 registered investment companies with $20.8 billion	8 other pooled vehicles with $761 million	8,679 other accounts with $9 billion
Lei Wang	9 registered investment companies with $20.8 billion	8 other pooled vehicles with $761 million	8,679 other accounts with $9 billion
[Missing Graphic Reference]
*						Number of accounts and assets for which advisory fee is totally or partially based on performance as of April 30, 2008:
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets

William V. Fries	None	None	None	None	2	$854 million
Wendy Trevisani	None	None	None	None	1	$95 million
Lei Wang	None	None	None	None	1	$95 million

The following is added to the section entitled, “Portfolio Manager Compensation” on page 74 of the Statement of Additional Information:

Thornburg Investment Management, Inc.  (“Thornburg”)

The compensation of each portfolio and co-portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing.  Each manager currently named in the prospectus also owns equity shares in the sub-adviser, Thornburg.  Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants.  The annual bonus is subjective.  Criteria that are considered in formulating the bonus include, but are not limited to, the following:  revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, multiple year historical total return of accounts managed by the manager, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return.  To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

The following is added to the section entitled, “Potential Conflicts of Interest” on page 83 of the Statement of Additional Information:

Thornburg Investment Management, Inc.  (“Thornburg”)

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio or co-portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager’s management of a fund’s investments and the manager’s management of other accounts.  These conflicts could include:

•	Allocating a favorable investment opportunity to one account but not another.
•	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.
•	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.
•	Obtaining services from brokers conducting trades for one account, that are used to benefit another account.

The fund’s sub-adviser, Thornburg, has considered the likelihood that any material conflicts of interest could arise between a manager’s management of the fund’s investments and the manager’s management of other accounts. Thornburg has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

The following replaces the disclosure related to Brandywine Global Investment Management, LLC contained in the section entitled, “Portfolio Manager Ownership Disclosure” on page 91 of the Statement of Additional Information:

Thornburg Investment Management, Inc.
All managers – None

The following is added to the  the table entitled, “Consulting Group Capital Markets Funds - Subadvisers” on page 108 of the Statement of Additional Information, which is contained in the section entitled, “Proxy Voting Policies and Procedures Pursuant to Rule 38a-1 under the Investment Company Act of 1940” in Appendix B:

Portfolio	Subadviser
International Equity Investments	Thornburg Investment Management, Inc.

Thornburg’s Policy on Proxy Voting is added to “Proxy Voting Policies and Procedures Pursuant to Rule 38a-1 under the Investment Company Act of 1940” in Appendix B beginning on page 106 of the Statement of Additional Information.

Thornburg’s Policy on Proxy Voting is attached to this Supplement as Appendix A.

On February 27, 2008, the Trust’s Board of Trustees approved the hiring of Marsico Capital Management, LLC (“Marsico”) as an investment sub-adviser to the Portfolio.

The following supplements the disclosure contained in the section entitled, “Portfolio Transactions” beginning on page 41 of the Statement of Additional Information:

A Sub-adviser may, in its sole discretion, enter into commission sharing arrangements in which it negotiates with a brokerage firm to pay standard commission rates for certain of its trades.  Under these types of arrangements, a portion of the commission is set aside for research and/or brokerage-related services to be received by the Sub-adviser for the benefit of client accounts.  The Sub-adviser shall seek to enter into these arrangements subject to all applicable current legal requirements.

The following supplements the disclosure contained in the section entitled, “Portfolio Manager Disclosure” on page 58 of the Statement of Additional Information:

Portfolio Manager(s)— Marsico Capital Management, LLC	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
International Equity Investments

James G. Gendelman*	18 Registered investment companies with $12.5 billion	0 Other pooled investment vehicles	17 Other Accounts with $2.4 billion
[Missing Graphic Reference]
*						Number of accounts and assets for which advisory fee is totally or partially based on performance as of January 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
James G. Gendelman	None	None	None	None	None	None

The following supplements the disclosure contained in the section entitled, “Portfolio Manager Compensation” on page 74 of the Statement of Additional Information:

Marsico Capital Management, LLC (“Marsico”)

Compensation for Marsico’s portfolio managers and research analysts consists of a base salary (reevaluated at least annually), and periodic cash bonuses.  Bonuses are typically based on two primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievement and contribution.  In addition, Marsico’s portfolio managers and research analysts typically own equity interests in a company that indirectly owns Marsico.  In addition to salary and bonus, portfolio managers and research analysts may participate in other Marsico benefits such as health insurance and retirement plans on the same basis as other Marsico employees.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services.  Portfolio managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees.  Exceptional individual efforts are typically rewarded through salary readjustments and through greater participation in the bonus pool.  Portfolio manager compensation comes solely from Marsico.

Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks.  Although performance may be a relevant consideration, to encourage a long-term horizon for managing portfolios, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements.  Other factors that may be significant in determining portfolio manager compensation include, without limitation, effectiveness of the manager’s leadership within Marsico’s Investment Management Team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

The following supplements the disclosure contained in the section entitled, “Potential Conflicts of Interest” on page 90 of the Statement of Additional Information:

Marsico Capital Management, LLC (“Marsico”)

As a general matter, Marsico faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio.  Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently declines.

The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades.  Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security.  Under Marsico’s Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, Marsico seeks to allocate such trades to all participating client accounts in a fair and equitable manner.  With respect to IPOs and other syndicated or limited offerings, it is Marsico’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged.  To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts.  Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another.  Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts.  In addition, Marsico monitors a variety of areas, including compliance with primary fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

The following supplements the disclosure contained in the section entitled, “Potential Conflicts of Interest” on page 90 of the Statement of Additional Information:

Marsico Capital Management, LLC
All managers – None

The following supplements the table entitled, “Consulting Group Capital Markets Funds - Subadvisers” on page 108 of the Statement of Additional Information, which is contained in the section entitled, “Proxy Voting Policies and Procedures Pursuant to Rule 38a-1 under the Investment Company Act of 1940” in Appendix B:

Portfolio	Subadviser
International Equity Investments	Marsico Capital Management, LLC

Core Fixed Income Investments	Metropolitan West Asset Management LLC

Marsico’s Proxy Voting Policy and Procedures  is added to “Proxy Voting Policies and Procedures Pursuant to Rule 38a-1 under the Investment Company Act of 1940” in Appendix B beginning on page 106 of the Statement of Additional Information.

Marsico’s Proxy Voting Policy and Procedures are attached to this Supplement as Appendix B.

INTERNATIONAL FIXED INCOME INVESTMENTS (the “Portfolio”)

Effective March 17, 2008, the following supplements the disclosure contained in the section entitled, “Portfolio Manager Disclosure” on page 63 of the Statement of Additional Information:

Portfolio Manager(s)— PIMCO	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
International Fixed Income Investments

Scott A. Mather*	7 Registered investment companies with $12.4 billion	2 Other pooled investment vehicles with $5.9 billion	8 Other accounts with $2.8 billion
[Missing Graphic Reference]
*						Number of accounts and assets for which advisory fee is totally or partially based on performance as of February 29, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Scott A. Mather	None	None	None	None	1	$259.7 million

SAI_January 2, 2008_Supp_100308

APPENDIX A

THORNBURG INVESTMENT MANAGEMENT, INC.
AND
THORNBURG INVESTMENT TRUST
POLICY ON PROXY VOTING

Policy Objectives

This Policy has been adopted by Thornburg Investment Management, Inc. ( “TIM”) to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom TIM performs investment management services and is authorized and required to vote or consider voting proxies.

Thornburg Investment Trust has delegated to TIM the authority to vote proxies relating to its portfolio securities in accordance with this Policy.

This Policy is intended by TIM to constitute “written policies and procedures” as described in Rule 206(4)—6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Policy is intended by Thornburg Investment Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Please see the Glossary of Terms for definitions of terms used in this Policy.

Voting Objectives

This Policy defines procedures for voting securities in each Account managed by TIM, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe voting requirements or specific voting considerations. Instead, this Policy provides procedures for assembling voting information and applying the informed expertise and judgment of TIM’s personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of this Policy is that while voting on all issues presented should be considered, voting on all issues is not required by this Policy unless specifically directed or required by an Investment Client. Some issues presented for a vote of security holders may not be relevant to this Policy’s voting objectives, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, unless an Investment Client requires TIM to vote all proxies with respect to securities in an Account, TIM may abstain from voting or decline a vote in those cases where there appears to be no relationship between the issue and the enhancement or preservation of an investment’s value.

It is also important to the pursuit of the Policy’s voting objectives that TIM be able to substitute its judgment in any specific situation for a presumption in this Policy where strict adherence to the presumption could reasonably be expected by TIM, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by TIM on the issue), to be inconsistent with the objectives of this Policy. Accordingly, TIM understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by the Investment Client or this Policy.

TIM is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis. TIM does not control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes. In addition, administrative matters beyond TIM’s control may at times prevent TIM from voting proxies in certain non-US markets (see “Voting Restrictions in Certain Non-US Markets,” below).

ERISA Accounts

Portfolio managers should recognize, in considering proxy votes for ERISA Accounts:

(a)           Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct TIM or another person to vote the proxies.

(b)           If TIM is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan’s trustees or other officials.

(c)           TIM may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.

Proxy Voting Coordinator

The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this Policy:

(a)           Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b)           Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by TIM and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c)           Providing to appropriate portfolio managers any specific voting instructions from
Investment Clients;

(d)           Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by TIM);

(e)           Accumulating Voting Results as set forth in this Policy (which may be performed by proxy voting services or agents engaged by TIM) and transmitting or arranging for the transmission of that information in accordance with “Communicating
Votes,” below; and

(f)           Participating in the annual review of policy function as set forth in this Policy.

The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by TIM. Any portion or all of any one or more of these functions may be performed by service providers engaged by TIM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. TIM may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the portfolio managers or others to evaluate proxy voting issues.

Portfolio Managers

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for accumulating the following information as to each matter relating to a portfolio security held by any Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:

(a)           The name of the issuer of the portfolio security;

(b)           The exchange ticker symbol of the portfolio security;

(c)           The CUSIP number for the portfolio security;

(d)           The shareholder meeting date;

(e)           A brief identification of the matter voted on;

(g)           Whether a vote was cast on the matter;

(h)           How we cast the vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(i)           Whether we cast the vote for or against management.

TIM may use third party service providers to record and cumulate the foregoing information. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of these functions to one or more other individuals employed by TIM.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by TIM. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any Investment Company as to which TIM is the adviser or subadviser and is authorized to vote proxies, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Investment Client, TIM shall disclose the Conflict of Interest to the Investment Client.

Communicating Votes

The Proxy Voting Coordinator shall (i) communicate to TIM’s fund accounting department proxy voting information respecting votes on portfolio securities held by Investment Clients which are Investment Companies, sufficient to permit fund accounting to prepare Form N-PX filings for the Investment Companies; and (ii) provide in writing to any Investment Client requesting information on voting of proxies with respect to portfolio securities, the information described under the caption “Accumulating Voting Results,” for the period or periods specified by the Investment Client. If the information requested by the Investment Client pertains to a period which is not readily available, or is not described above under the caption “Accumulating Voting Results,” the Proxy Voting Coordinator will confer with the Chief Compliance Officer. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of this function to one or more individuals employed by TIM. TIM may engage one or more service providers to facilitate timely communication of proxy votes.

Record of Voting Delegation

The Proxy Voting Coordinator shall maintain a list of all Accounts, with a specification as to each Account whether or not TIM is authorized to vote proxies respecting the Account’s portfolio securities.

Comment on Voting

It is the Policy of TIM not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg
Investment Management Internal Confidentiality and Privacy Protection Policy and the
Thornburg Investment Trust Policy and Procedures for Disclosure of Portfolio Securities
Holdings, as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that TIM does not comment on proxy voting, and that as to Investment Companies for which TIM is required to disclose proxy votes, the information is available on the Investment Company’s website. The President may authorize comments in specific cases, in his discretion.

Joining Insurgent or Voting Committees

It is the policy of TIM, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.

Social Issues

It is the presumption of this Policy that proxies shall not be voted on Social Issues. The
President may approve voting of any security in an Account on any Social Issue.

Voting Restrictions in Certain Non-US Markets

Proxy voting in certain countries requires “share blocking.” During this blocking period, shares that will be voted at the meeting may not be sold until the meeting has taken place and the shares are returned to the Investment Clients’ custodian banks. TIM may choose not to vote an Investment Client’s shares in a share blocking market if TIM believes that the benefit to the Investment Client of being able to sell the shares during this share blocking period outweighs the benefit of exercising the vote. TIM will exercise its judgment in the voting condition described above while adhering to Investment Client instructions and this policy.

Certain non-US markets require that TIM provide a power of attorney to give local agents authority to carry out TIM’s voting instructions. The duration of a power of attorney varies depending on the market. While TIM may seek to provide the requisite power of attorney in each instance where TIM is exercising its voting authority, TIM may at times be unable to provide the power of attorney. Failure to provide an effective power of attorney in a particular non-US market may prevent TIM from being able to vote an Investment Client’s shares in that market.

Annual Review of Policy Function

Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(a)	Review a sample of the record of voting delegation maintained by the Proxy Voting Coordinator against Voting Results to determine if TIM is exercising its	authority to vote proxies on portfolio securities held in the selected Accounts;

(b)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

(c)           Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this Policy;

(d)
Evaluate the performance of any proxy voting services or agents employed by TIM, including whether or not the service or agent maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or agent; and

(e)           Prepare written reports respecting the foregoing items to the President, the
Trustees of Thornburg Investment Trust, and any Investment Company Clients for which such a report is required.

Recordkeeping

The Proxy Voting Coordinator shall maintain the following records:

(i)	Copies of this Policy as from time to time revised or supplemented;

(ii)
A copy of each proxy statement that TIM receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission’s EDGAR system;

(ii)	Voting Results for each Investment Client;

(iv)	A copy of any document created by TIM that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision;

(v)
A copy of each written Investment Client request for information on how TIM voted proxies on behalf of the Investment Client, and a copy of any written response by TIM to any (written or oral) Investment Client request for information on how TIM voted proxies on behalf of the requesting Investment Client;

(vi)	Communications to Investment Clients respecting Conflicts of Interest; and

The Chief Compliance Officer shall maintain the following records:

(vii)	All written reports arising from annual reviews of policy function.

The Proxy Voting Coordinator and Chief Compliance Officer shall maintain and preserve the foregoing records in an easily accessible place for a period of not less than five years (the first two years in TIM’s offices) from the end of the fiscal year of TIM during which the last entry was made on the record. The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to TIM promptly upon request.

Glossary of Terms

“Account” means any discrete account or portfolio as to which TIM has discretionary investment authority. An Investment Client may have multiple Accounts. Each series of any Investment Company as to which TIM is the adviser or subadviser is an Account.

“Chief Compliance Officer” means the Chief Compliance Officer of TIM.

“Conflict of Interest” means as to any Account, any conflict between a pecuniary interest of TIM or any affiliate, and the duties of TIM to the Investment Client who is the owner of the Account.

“ERISA” means the Employee Retirement Income Security Act of 1975, as amended. Reference to an “ERISA Account” means an account for an employee benefit plan governed by ERISA.

“Investment Client” means any person with whom TIM has a contract to perform discretionary investment management services, including a series of an Investment Company, and for whom TIM is authorized by the contract or required by applicable law to vote or consider voting securities in the Investment Client’s Account.

“Investment Company” means a company registered as such under the Investment Company Act.

“President” means the president of TIM, or in the event of his unavailability any individual who is a vice president and managing director of TIM.

“Proxy Voting Coordinator” means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this Policy.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objectives of this Policy, and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.

“TIM” means Thornburg Investment Management, Inc.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

As adopted July 17, 2003; revised July 20, 2005; revised April 19, 2006, revised April 21, 2008.

APPENDIX B

MARSICO CAPITAL MANAGEMENT, LLC
PROXY VOTING POLICY AND PROCEDURES

           Statement of Policy

1.           It is the policy of Marsico Capital Management, LLC (“Marsico”) to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of Marsico’s clients, as summarized here.

•
Marsico’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies.  Under Marsico’s investment discipline, one of the qualities that Marsico generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests.  Because Marsico believes that the management teams of most companies it invests in generally seek to serve shareholder interests, Marsico believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

•
In certain circumstances, Marsico’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management recommendations may not appear as closely aligned with shareholder interests as Marsico may deem desirable, or could be disregarded in the best interests of shareholders.  In those and other circumstances, Marsico may, in its sole discretion, vote against a management recommendation based on its analysis if such a vote appears consistent with the best interests of clients.

•
Marsico may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies).  Examples include, without limitation, proxies issued by companies that Marsico has decided to sell, proxies issued for securities that Marsico did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than Marsico), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements.  Marsico also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive.

•
In circumstances when there may be an apparent material conflict of interest between Marsico’s interests and clients' interests in how proxies are voted (such as when Marsico knows that a proxy issuer is also an Marsico client), Marsico generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider.  In other cases, Marsico might use other procedures to resolve an apparent material conflict.

•
Marsico may use an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients.  Marsico’s Proxy Voting policy and reports describing the voting of a client's proxies are available to the client on request.

•
Marsico seeks to ensure that, to the extent reasonably feasible, proxies for which Marsico receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under Marsico’s Proxy Voting policy and procedures.  Marsico may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond Marsico’s control.  Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which Marsico does not receive timely notice from a proxy voting service provider of factors such as the proxy proposal itself or modifications to the required vote cast date.

           Definitions

2.           By “best interests of Marsico’s clients,” Marsico means clients’ best economic interests over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time.  Clients may have differing political or social interests, but their best economic interests are generally uniform.

3.a.           By “material conflict of interest,” Marsico means circumstances when Marsico itself knowingly does business with a particular proxy issuer, other proponent of a proposal, or a closely affiliated entity, or other circumstances in which Marsico may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies are voted.  A material conflict of interest might also exist in unusual circumstances when Marsico has actual knowledge of a material business arrangement between a particular proxy issuer, other proponent of a proposal, or a closely affiliated entity and Marsico’s parent company, Bank of America Corporation (“BAC”) or another BAC subsidiary, or when Marsico has actual knowledge that Marsico or BAC or another BAC subsidiary may have a significant interest in the subject matter or outcome of a proxy vote.

3.b.           A material conflict of interest ordinarily does not exist when BAC or a BAC subsidiary other than Marsico does business with a particular proxy issuer or closely affiliated entity, because:  (i) Marsico is separately managed from BAC and other subsidiaries; (ii) Marsico’s employees work in a separate location from BAC and other subsidiaries and do not routinely communicate with them; (iii) Marsico generally is not aware of a proxy issuer’s (or affiliated entity’s) business arrangements with BAC or other subsidiaries, and is not aware of the materiality of such arrangements to BAC or other subsidiaries; and (iv) Marsico has no direct interest in any such business arrangements.

           Procedures:  Marsico Invests in Companies With Management Teams That Seek Shareholders’ Best Interests, and Usually Votes Proxies with Management Recommendations

4.           Marsico’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies.  Under Marsico’s investment discipline, one of the qualities that Marsico generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests.  Because Marsico believes that the management teams of companies it invests in generally seek to serve shareholder interests, Marsico believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).  Therefore, when portfolio companies issue proxy proposals, Marsico usually votes the proxies with management recommendations, because it believes that recommendations by these companies’ managements generally are in shareholders’ best interests, and therefore in the best economic interests of Marsico’s clients.

5.           In certain circumstances, Marsico’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management recommendations may not appear as closely aligned with shareholder interests as Marsico may deem desirable, or could be disregarded in the best interests of shareholders.  For example, in some circumstances, certain proxy proposals or recommendations by management, shareholders, or other proponents -- such as, without limitation, proposals that would effect changes in corporate governance relating to anti-takeover measures, board election requirements, director qualifications, shared board and management responsibilities, capitalization changes, compensation programs, or other matters – could present circumstances in which management recommendations may not appear as closely aligned with shareholder interests as Marsico in its sole discretion may deem desirable.  In those and other circumstances, Marsico may, in its sole discretion, vote against a management recommendation based on Marsico’s analysis if in Marsico’s view such a vote appears consistent with the best interests of clients.  As further examples, in Marsico’s sole discretion, it may vote against a management recommendation in order to, without limitation, support a shareholder proposal favoring safeguards against potential overreaching by management or enhancements of shareholder control that Marsico believes are reasonable or appropriate, or vote against management in order to oppose management proposals that are not shareholder-friendly in Marsico’s view.

6.           Marsico periodically reassesses its views of the management teams of the companies that it invests in for clients.  A decision to vote against a particular management recommendation or to otherwise abstain or take no action on a proxy proposal does not necessarily signal a departure from Marsico’s general view that a management team is serving the best interests of shareholders.  If Marsico concludes, in its sole discretion, that a company’s management team no longer appears to be serving shareholders’ best interests, Marsico may take any action it deems appropriate, including, without limitation, awaiting further developments, voting against selected management recommendations,  or selling shares of the company.

Procedures:  Use of an Independent Service Provider

7.           Marsico may engage an independent service provider to assist with the administrative and ministerial aspects of proxy voting.  The independent service provider may perform functions that include, without limitation, voting proxies for Marsico in accordance with Marsico’s instructions based on Marsico’s Proxy Voting policy, maintaining records of proxy votes, and assisting in preparing certain reports.  To avoid the possibility that Marsico’s proxy votes could be affected by potential conflicts of interest that may exist between an independent service provider and a proxy issuer, Marsico generally does not cause such a service provider to vote proxies for Marsico based on the service provider’s recommendations (although Marsico may do so in certain circumstances discussed in “Alternative Procedures for Potential Material Conflicts of Interest” below).

           Procedures:  Voting/Abstention/No Action/Other Exceptions

8.           Marsico seeks to ensure that, to the extent reasonably feasible, proxies for which Marsico receives ballots in good order and receives timely notice will be voted or otherwise processed as intended under Marsico’s Proxy Voting policy and procedures.  Marsico employs a number of measures, including certain reconciliations and other cross-check procedures, to attempt to verify that proxies are voted or otherwise processed as intended, although such checks may not be feasible or reliable in some cases because of the complexity of the proxy voting process.  Marsico’s ability to vote or otherwise process proxies may be limited by many factors, including Marsico’s dependence on custodians and independent proxy voting service providers to assist in processing proxies.   Marsico may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond Marsico’s control.  Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by a client or its custodian, ballots not timely forwarded by a custodian, or ballots for which Marsico does not receive timely notice from a proxy voting service provider of factors such as the proxy proposal itself or modifications to the required vote cast date.

9.a           Marsico may process some proxies without voting them, such as by making a decision to abstain or take no action on such proxies (or on certain proposals within such proxies).  For example, if Marsico has decided to sell the shares of a company, Marsico generally may abstain from voting proxies or may take no action on proxies issued by the company.  If Marsico receives proxies relating to securities acquired as a result of an account transition (such as, without limitation, securities delivered into a newly opened Marsico account that were selected by the client or by a previous adviser), Marsico generally may choose to abstain or take no action on the proxies because the related shares may not be retained in the account for a substantial period of time.  Marsico also may abstain or take no action on proxies issued for other securities that Marsico did not select for a client portfolio (such as, without limitation, unsupervised securities held in a client’s account, or money market securities or other securities selected by clients or their representatives other than Marsico).

9.b.           Marsico may abstain or take no action on proxies (or on certain proposals within such proxies) in other circumstances.  Marsico may determine, for example, that abstaining or taking no action on proxies is appropriate if voting may be unduly burdensome or expensive, such as when foreign proxy issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements.  Marsico also may abstain or take no action when voting may not be in the best interests of clients in Marsico’s view, or as an alternative to voting with (or against) management.

10.           The procedures in this policy generally apply to all proxy voting matters over which Marsico has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

           Alternative Procedures for Potential Material Conflicts of Interest

11.           In certain circumstances, such as when the issuer or other proponent of a proxy proposal is also a client of Marsico, an appearance might arise of a potential conflict between Marsico’s interests and the interests of affected clients in how the proxies of that issuer are voted.

12.           Marsico seeks to vote or otherwise process proxies in the best interests of its clients, and believes that any potential conflict of interest would not actually affect Marsico’s voting of the proxies.

13.           Nevertheless, when Marsico is aware that a material conflict of interest (as defined in section 3.a. and 3.b. above) between Marsico’s interests and clients’ interests may appear to exist, Marsico generally will, to avoid any appearance concerns, follow an alternative procedure rather than vote or otherwise process ballots in accordance with its own determinations.  Such an alternative procedure generally would involve either:

(i)  Directing an independent service provider to cause the proxies of those Marsico client accounts that Marsico is responsible for processing to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders if the service provider indicates it can do so; or

(ii) Directing the proxies of those Marsico client accounts that Marsico is responsible for processing to be voted in accordance with the recommendations of an independent service provider that Marsico may use to assist in voting proxies.  This procedure will only be used if it can be determined that the independent service provider appears able to make such recommendations and vote in an impartial manner.  In making this determination, Marsico may (1) require the independent service provider to represent or otherwise demonstrate that the service provider faces no conflict of interest with respect to the vote, or (2) ask the independent service provider to disclose to Marsico relevant facts concerning the firm’s relationship with the proxy issuer or other persons and certify that the service provider has taken steps to ensure that no actual conflicts exist.

Marsico will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

14.           In unusual cases, Marsico may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

(i) Notifying affected clients of the conflict of interest (if it is reasonably feasible to do so), and seeking a waiver of the conflict to permit Marsico to vote the proxies;

(ii) Abstaining or taking no action on the proxies; or

(iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

           Voting by Client Instead of Marsico

15.           A Marsico client may vote its own proxies instead of directing Marsico to do so.  Marsico recommends this approach if a client believes that proxies should be voted based on political or social interests or other client-specific considerations.

16.           Marsico generally cannot implement client proxy voting guidelines (and may instead encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with Marsico’s policy or with Marsico’s vote-by-vote analysis.

17.           Marsico generally may abstain or will take no action on proxy votes relating to legal proceedings such as shareholder class actions or bankruptcy proceedings, or may refer such votes to clients.

           Persons Responsible for Implementing Marsico’s Policy

18.           Marsico’s Client Services staff has primary responsibility for implementing Marsico’s Proxy Voting policy and procedures, including ensuring that proxies are timely submitted.  Marsico also generally uses a service provider to assist in voting proxies, recordkeeping, and other matters.

19.           Members of Marsico’s Investment staff, such as security analysts generally review proxy proposals as part of their ongoing assessment of companies.

           Recordkeeping

20.a.           Marsico or a service provider maintains, in accordance with Rule 204-2 under the Investment Advisers Act:

(i)  Copies of all proxy voting policies and procedures;

(ii)  Copies of proxy statements received (unless maintained elsewhere as described below);

(iii)  Records of proxy votes cast on behalf of clients;

(iv)  Documents prepared by Marsico that are material to a decision on how to vote or memorializing the basis for a decision;

(v)  Written client requests for proxy voting information, and

(vi)  Written responses by Marsico to written or oral client requests.

20.b.           Marsico will document instances in which it identifies a material conflict of interest, as well as the procedure utilized for resolving the particular conflict.  Marsico’s Client Services Department also documents certain other non-routine proxy voting issues, including: (1) the basis for any decision in which Marsico determines to vote against a management recommendation that does not involve general matters relating to corporate governance issues discussed in section 5 above; and (2) any decision to abstain or take no action on a proxy that is intended by Marsico to demonstrate divergence from a management recommendation.

20.c.           Marsico will not document other, more routine instances in which it may take certain actions with respect to a particular proxy, including certain situations identified in this Proxy Voting policy and procedures.  Marsico generally will not document, for example, the basis for routine decisions to vote against general corporate governance issues, or to abstain or take no action on proxies in circumstances when foreign issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, when Marsico has sold or determined to sell a security, when Marsico did not select the securities for the client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client’s account, or money market securities or other securities selected by clients or their representatives other than Marsico), or in other routine situations identified in section 9 above.  Marsico also cannot document decisions not to vote or otherwise process proxies that were not received in good order, not received in a timely fashion, or otherwise not processed for reasons beyond Marsico’s control, such as in certain situations addressed in section 8 above.

21.           Marsico will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if Marsico relies on the service provider to maintain related records.

22.           Marsico or its service provider may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

23.           All proxy-related records will be maintained in an easily accessible place for five years (and at an appropriate office of Marsico or a service provider for the first two years).

           Availability of Policy and Proxy Voting Records to Clients

24.           Marsico will initially inform clients of this policy and provide information regarding how a client may learn of Marsico’s voting record for the client’s securities through summary disclosure in Part II of Marsico’s Form ADV.  Upon receipt of a client’s request for more information, Marsico will provide the client with a copy of this Proxy Voting policy.  Reports describing how Marsico voted proxies for the client during the period since this policy was adopted are also available upon request.

*           *           *
Marsico’s Chief Compliance Officer will review this policy at least annually to determine whether it should be amended or updated.  Any amendments to this policy require the written approval of the Chief Compliance Officer.